ING [Logo]


ING USA ANNUITY AND LIFE INSURANCE COMPANY
SEPARATE ACCOUNT B OF ING USA ANNUITY AND LIFE INSURANCE COMPANY

                              PROSPECTUS SUPPLEMENT

                              DATED JANUARY 7, 2005

                                TO THE PROSPECTUS
                             DATED DECEMBER 22, 2004

                                       FOR

            DEFERRED COMBINATION VARIABLE AND FIXED ANNUITY CONTRACTS
                  ( "ING GOLDENSELECT PREMIUM PLUS PROSPECTUS")
              ISSUED BY ING USA ANNUITY AND LIFE INSURANCE COMPANY
                       FOR USE ONLY IN THE STATE OF OREGON

                             -------------------------

The information in this supplement updates and amends certain information contained in the above listed prospectus. You should read and keep this supplement along with the prospectus.


For Contracts issued in the State of Oregon, the following provisions apply:

1. PREMIUM PAYMENTS MAY BE MADE IN THE FIRST CONTRACT YEAR ONLY. Please see the Prospectus for applicable minimums for initial and additional premium payments.

2.   The annuity start date must be:

     a. at least 9 years from the contract date or the 9th contract anniversary following the most recent premium payment, if later; and

     b. before the month end of the month immediately following the annuitant's 90th birthday or 10 years from the contract date, if later.

3. If it is necessary to deduct the annual administrative charge from your Fixed Interest Division allocations, such deduction will be limited to the amount of interest credited to such allocation(s) in excess of the minimum guaranteed interest rate of 3%.

4. A surrender charge will not be deducted if the Contract is surrendered on the annuity start date.





ING [Logo]

ING USA ANNUITY AND LIFE INSURANCE COMPANY
ING USA Annuity and Life Insurance Company is a stock company domiciled in Iowa.


PremPlus-OR-134946                                                01/07/2005